UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2024

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway #6434

Albany NY 12207

(Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIAU	The Nasdaq Stock Market, LLC

Class A Ordinary Share, par value $0.0001 per share	HAIA	The Nasdaq Stock Market, LLC

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIAW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Capitaliezd terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement (as defiened below).

Business Combination Agreement

On August 15, 2024, Healtchare AI Acquisition Corp. (“HAIA” or SPAC”), a Cayman Islands exempted company entered into a Business Combination Agreement with Leading Partners Limited, a Cayman Islands exempted company with limited liability (“Holdco,” or the “Combined Company”) and Leading Group Limited, a Cayman Islands exempted company with limited liability (the “Company,” or “LEADING”)).

The Company is a provider of insurance products in the People’s Republic of China.

The board of directors of HAIA has unanimously approved and declared advisable the Business Combination Agreement  and the Business Combination (as defined below) and resolved to recommend approval of the Business Combination Agreement and related matters by HAIA’s shareholders. The Mergers (as defined below)are expected to be consummated after obtaining the required approval by the shareholders of HAIA and the Company and the satisfaction of certain other customary closing conditions.

The following description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination  Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

The Merger

The Business Combination  Agreement provides that, among other things and upon the terms and subject to the conditions thereof, Holdco will form (a) Merger Sub I, a Cayman Islands exempted company with limited liability as a direct wholly-owned subsidiary of Holdco (“Merger Sub I”), and (b) Merger Sub II, a Cayman Islands exempted company as a direct wholly-owned subsidiary of Holdco (“Merger Sub II” which, together with Holdco and Merger Sub I, each, individually, referred to as an “Acquisition Entity” and, collectively, the “Acquisition Entities”) whereby: (i) Merger Sub I will merge with and into the Company (the “Company Merger”), the separate existence of Merger Sub I will cease and the Company will be the surviving corporation of the Company Merger and a direct wholly-owned subsidiary of Holdco (the Company is hereinafter referred to for the periods from and after the Company Merger Effective Time (as defined below) as the “Surviving Corporation”), and (ii) following confirmation of the effective filing of the Company Merger but on the same day, Merger Sub II will merge with and into HAIA (the “SPAC Merger” and together with the Company Merger, the “Mergers”), the separate existence of Merger Sub II will cease and HAIA will be the surviving corporation of the SPAC Merger and a direct wholly-owned subsidiary of Holdco. Upon the Company Merger Effective Time, the holders of Company Shares (as defined below) will receive Class A ordinary shares of Holdco, par value $0.0001 per share (“Holdco Class A Ordinary Shares”) in accordance with the Business Combination Agreement, the Holdco Governing Documents and the Company Governing Documents (as such terms are defined in the Business Combination Agreement), and upon the SPAC Merger Effective Time (as defined below), the holders of HAIA Ordinary Shares (as defined below) will receive Holdco Class A Ordinary Shares.

The Company Merger will become effective (the “Company Merger Effective Time”) at the time specified in the certificate of merger issued by the Cayman Islands Registrar of Companies after the plan of merger and other documents required under the Cayman Islands Companies Act shall be filed to the Registrar of Companies of the Cayman Islands. The SPAC Merger will become effective (the “SPAC Merger Effective Time”) at the time specified in the certificate of merger issued by the Cayman Islands Registrar of Companies after the plan of merger and other documents required under the Cayman Islands Companies Act shall be filed to the Registrar of Companies of the Cayman Islands.

Consideration and Structure

Under the Business Combination Agreement, at the SPAC Merger Effective Time, each HAIA Unit that is outstanding immediately prior to the SPAC Merger Effective Time (each “HAIA Unit” being comprised of one Class A ordinary share of HAIA, par value $0.0001 per share, referred to as the “Class A Shares,” and one half of a warrant, each whole warrant enabling the holfer thereof to purchase one Class A Share at a price of $11.50 per share, such warrants being referred to as the “HAIA Public Warrants”)  shall be automatically detached and the holder thereof shall be deemed to hold one HAIA Class A Share and one-half of a HAIA Public Warrant.  The Class B ordinary share, par value $0.0001 per share (the “Class B Share”) of HAIA, shall automatically convert into one Class A share upon the consummation of the SPAC Merger (The Class B Share and the Class A Shares are together referred to as “HAIA Ordinary Shares”).

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Each HAIA Ordinary Share that is issued and outstanding immediately prior to the SPAC Merger Effective Time shall automatically be cancelled and cease to exist in exchange for the right to receive one newly issued Holdco Class A Ordinary Share, and without any action on the part of any holder of a HAIA Public Warrant, every HAIA Public Warrant issued and outstanding immediately prior to the SPAC Merger Effective Time shall, pursuant to the Warrant Agreement and the Assignment and Assumption Agreement (as such terms are defined in the Business Combination Agreement), automatically and irrevocably be modified to provide that such SPAC Public Warrant shall no longer entitle the holder thereof to purchase the number of HAIA Ordinary Shares set forth therein and in substitution thereof and rather that such HAIA Warrant shall entitle the holder thereof to acquire such equal number of Holdco Class A Ordinary Shares (each, an “Assumed Warrant”).  Each Assumed Warrant shall continue to have and be subject to substantially the same terms and conditions as were applicable to such SPAC Public Warrant as of immediately prior to the SPAC Merger Effective Time, except that each Assumed Warrant shall be exercisable for shares of Holdco rather than for shares of HAIA Ordinary Shares. In addition, the 11,124,960 private placement warrants purchased by the initial sponsor at the time of HAIA’s initial public offering, will be cancelled in exchange for 500,000 Class A Shares which shares will be included in the HAIA Ordinary Shares being exchanged for Holdco Class A Ordinary Shares.

The Company equityholders that hold ordinary shares of the Company (the “Company Shares”) will receive an aggregate of 43,000,000 Holdco Class A Ordinary Shares derived by dividing (a) the purchase price $430,000,000, by (b) $10.00 (the “Aggregate Merger Consideration”) in exchange for all of the Company’s “Fully-Diluted Company Shares” which means the sum of the total number of outstanding Company Shares as of immediately prior to the Company Merger Effective Time (the “Closing”).

Sponsor Loans

Holdco shall repay the outstanding amount due under loans made by the sponsor or any of its affiliates to HAIA, or at the lender’s discretion, up to $1,500,000 of such loans may be converted into Holdco Class A Ordinary Shares at the price of $10.00 per Holdco Class A Ordinary Share.

The PIPE Investment

In connection with the transactions contemplated by the Business Combination Agreement, Holdco, as well as HAIA and/or the Company, as applicable, will enter into subscription agreements, in the form and substance as reasonably agreed upon between HAIA and the Company (the “Subscription Agreements”), with certain investors providing for aggregate investments in Holdco Class A Ordinary Shares in a private placement to be consummated on or prior to the Closing in an amount not less than  $50,000,000 (the “PIPE Investment”).

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have made customary representations, warranties and covenants in the Business Combination Agreement, including, among others, covenants with respect to the conduct of the Company and HAIA and their respective subsidiaries, if any,  prior to the Closing, including the Company’s covenant to deliver to HAIA its unaudited financial statements for the twelve month periods ended June 30, 2023 and 2022 and reviewed financial statements for the six (6) month period ended December 31, 2023 (the “Financial Statements”) for inclusion in the registration statement on Form F-4 to be filed by Holdco in connection with the Business Combination (the “Registration Statement”), and that such Financial Statements have been prepared in conformity with U.S. GAAP applied on a consistent basis and in accordance with the requirements of the Public Company Accounting Oversight Board for public companies, and to deliver to HAIA the consolidated statement of financial position of the Company for the year ended June 30, 2024.

The Business Combination Agreement also includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Mergers and efforts to satisfy conditions to the consummation of the Mergers. The Business Combination Agreement also contains additional covenants of the parties, including, among others: (a) as to the Company and the Acquisition Entities – (i) Holdco’s application to list on Nasdaq, (ii) Company conduct of business, (iii) post-Closing officers and directors of Holdco, (iv) maintaining director and officer liability insurance, (v) no trading in HAIA shares, (vi)  anti—takover matters, (vii) financials, (viii) PIPE Investment, (ix) obtaining Shareholder Support Agreement, (x) delivery of financial statements and (xi) intended tax treatment; (b) as to HAIA – (i) Trust Account paymetns, (ii) commercially reasonable efforts to remain listed on Nasdaq, (iii) business conduct, (iv) commercially reasonable efforts to keep current and file all of the forms, reports, schedules, statements and other documents required to be filed by SPAC with the SEC and (v) preserve the PIPE investment, and (c) joint covenants as to (i) regulatory approvals and filings, (ii) preparation of proxy/registration statement, (iii) seek  shareholder approvals, (iv) tax matters, (v) litigation, (vi) alternative transactions, (vii) access to information and (viii) delisting of the HAIA securities listed on Nasdaq.

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Pre-Closing Actions

Prior to the Closing Date, the Company and HAIA shall each present to the other a written report setting forth a list of all of the their respective expenses in connection with the Mergers (“Transaction Expenses”) solely to the extent such fees and expenses are incurred and expected to remain unpaid as of the close of business immediately preceding the Closing; the Company shall deliver to HAIA a spreadsheet schedule (the “Payment Spreadsheet”) setting forth the portion of the Purchase Price payable to each Company shareholder; Merger Sub I shall merge with and into the Company with the Company, and the separate corporate existence of Merger Sub I shall cease, and the Company, as the Surviving Corporation, shall thereafter continue its corporate existence as a wholly-owned subsidiary of Holdco and Merger Sub II shall be merged with and into SPAC, and the separate corporate existence of Merger Sub II shall cease, and HAIA, as the surviving corporation, shall thereafter continue its corporate existence as a wholly-owned subsidiary of Holdco. The completion of the Company Merger is a condition precedent for the completion of the SPAC Merger.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things: (i) approval of the Mergers and related agreements and transactions by the respective shareholders of HAIA and the Company; (ii) regulatory approvals and requisite consents  being obtained, (iii) the effectiveness of the Registration Statement; (iv) no injunction from  government authority; (v) no action by third party; (vi) ancillary agreements are in effect;  (vii) maintain representations and warranties; (vii)  covenants are performed; (ix) no occurnance of respective material adverse effects (as defined in the Business Combination Agreement); and (x) execution of  the Shareholder Support Agreement and Sponsor Support Agreement.

Termination

The Business Combination Agreement may be terminated by HAIA and the Company under certain circumstances, including, among others, (i) by mutual written agreement of HAIA and the Company, (ii) by written notice from the Company or HAIA to the other if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which has become final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions; (iii) by written notice from the Company or HAIA to the other if the HAIA Shareholders’ Approval shall not have been obtained by reason of the failure to obtain the required vote at the HAIA Shareholder Meeting duly convened therefor or at any adjournment or postponement thereof; (iv)          by written notice from HAIA to the Company if the Company Special Resolution shall not have been obtained ; (v) by written notice to the Company from HAIA if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Business Combination Agreement, such that the conditions specified in Section 9.2(a) and Section 9.2(b) of the Business Combination Agreement would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company through the exercise of its reasonable best efforts, then, for a period of up to fifteen (15) days after receipt by the Company of notice from HAIA of such breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, or (ii) the Closing has not occurred on or before June 14, 2025, (the “Outside Date”), unless SPAC is in material breach thereof; (f) prior to the Closing, by written notice to HAIA from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of HAIA or any Acquisition Entity set forth in this Agreement, such that the conditions specified in Section 9.3(a) and Section 9.3(b) would not be satisfied at the Closing (a “Terminating HAIA Breach”), except that, if any such Terminating SPAC Breach is curable by HAIA or such Acquisition Entity through the exercise of its reasonable best efforts, then, for a period of up to fifteen (15) days after receipt by HAIA of notice from the Company of such breach (the “HAIA Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating HAIA Breach is not cured within the HAIA Cure Period or (ii) the Closing has not occurred on or before the Outside Date, unless the Company is in material breach thereof.  In the event that the Business Combination Agreement is validly terminated by HAIA pursuant to Section 10.1 of the Business Combination Agreement, the Business Combination Agreement shall become void and have no effect, except for the provisions that shall survive the termination as set forth in the Business Combination Agreement.

If the Business Combination Agreement is terminated by the Company pursuant to Section 10.1(f) thereof, HAIA shall pay and reimburse all Company Transaction Expenses, and pay or cause to be paid a termination fee equal to $4,000,000 to the Company (or one or more of its designees), by wire transfer of same day funds as promptly as reasonably practicable and, in any event, within ten (10) Business Days of such termination.

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The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the parties to the Business Combination Agreement made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about HAIA, the Company or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in HAIA’s public disclosures.

Certain Related Agreements

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, HAIA entered into a support agreement (the “Sponsor Support Agreement”) with Atticus Ale, LLC and Healthcare AI Acquisition, LLC, the former sponsor (collectively, the “Sponsor”) and the Company, pursuant to which the Sponsor agreed to, among other things, vote all of its shares in favor of the various proposals related to the Business Combination and the Business Combination Agreement and any other matters necessary or reasonably requested by HAIA for consummation of the Business Combination and against any action reasonably expected to impede, delay or materially and adversely affect the Merger and related transactions.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Shareholder Support Agreement

In connection with the execution of the Business Combination Agreement, HAIA entered into a support agreement (the “Shareholder Support Agreement”) with the Company and certain shareholders of the Company (the “Company Supporting Shareholders”) pursuant to which the Company Supporting Shareholders agreed agreed to vote all Company Shares beneficially owned by them, including any additional shares of the Company they acquire ownership of or the power to vote in favor of the Company Merger, including related transactions, and against any action reasonably expected to impede, delay or materially and adversely affect the Company Merger and related transactions.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

At the Closing, Holdco, the Sponsor, certain shareholders of the Company, and the other parties listed thereto (collectively, the “Holders”) will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which Holdco will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain Holdco Class A Ordinary Shares that are held by the Holders from time to time. The Registration Rights Agreement will provide certain demand registration rights and piggyback registration rights to the Holders, subject to underwriter cutbacks and issuer blackout periods. Holdco will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

The foregoing description of the form of Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

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Lock-Up Agreement

At the Closing, Holdco, certain Company shareholders and certain holders of SPAC Ordinary Shares will enter into a lock-up agreement (the “Lock-Up Agreement”), to be effective at the Closing, pursuant to which the securities of Holdco held by such shareholders will be locked-up and subject to transfer restrictions for a period of twelve months following the Closing, subject to certain exceptions.

The foregoing description of the form of Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Lock-Up Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Warrant Assignment Agreement

At the Closing, HAIA, Holdco and Continental Stock Transfer & Trust, as warrant agent, will enter into a Warrant Assignment, Assumption and Amendment Agreement (the “Warrant Assignment Agreement”) pursuant to which, among other things, (i) HAIA will assign to Holdco, and Holdco shall assume from HAIA, all of HAIA’s rights, interests and obligations in and under the SPAC Warrant Agreement, and (ii) the SPAC Warrant Agreement will be amended to cause each SPAC Warrant to represent the right to receive, from the Closing, a warrant to purchase one Holdco Class A Ordinary Share on the terms and subject to the conditions set forth therein. The form of Warrant Assignment Agreement is attached as Exhibit E to the Business Combination Agreement.

Item 7.01. Regulation FD Disclosure.

On August 15, 2024, HAIA and the Company jointly issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibits 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of HAIA under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to shareholders of HAIA for their consideration. Holdco intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC which will include a preliminary proxy statement/prospectus of HAIA (a “Proxy Statement/Prospectus”). After the Registration Statement is filed and declared effective, a definitive Proxy Statement/Prospectus will be mailed to HAIA’s shareholders as of a record date to be established for voting on the Business Combination. HAIA may also file other relevant documents regarding the Business Combination with the SEC. HAIA’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement / Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with HAIA’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about HAIA, the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by HAIA, without charge, at the SEC’s website located at www.sec.gov.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbour” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, LEADING’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Business Combination, HAIA’s and LEADING’s ability to consummate the Business Combination, and expectations related to the terms and timing of the Business Combination, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of HAIA’s and LEADING’s management and are not predictions of actual performance.

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These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of HAIA and LEADING believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of HAIA and LEADING cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the Proxy Statement/Prospectus included in the Registration Statement relating to the Business Combination, which is expected to be filed with the SEC, and other documents that may be filed by the Combined Company or HAIA from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither HAIA nor LEADING can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from HAIA’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Business Combination, the amount of redemption requests made by HAIA’s public shareholders, costs related to the Business Combination, the impact of the global COVID-19 pandemic, the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed with the SEC and those included under the heading “Risk Factors” in HAIA’s Annual Report on Form 10-K for the year ended December 31, 2023, and other filings with the SEC. There may be additional risks that neither HAIA nor LEADING  presently know or that HAIA and LEADING currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of HAIA and LEADING as of the date of this press release. Subsequent events and developments may cause those views to change. However, while HAIA and LEADING may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of HAIA or LEADING as of any date subsequent to the date of this press release. Except as may be required by law, neither HAIA nor LEADING undertakes any duty to update these forward-looking statements.

Participants in the Solicitation

HAIA, LEADING and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from HAIA’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of HAIA’s shareholders in connection with the Business Combination will be set forth in the Proxy Statement/Prospectus included in the Registration Statement to be filed with the SEC in connection with the Business Combination. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy statement/Prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of HAIA, LEADING or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit	Description
2.1*	Business Combination Agreement dated as of August 15, 2024 by and among Leading Group Limited, Healthcare AI Acquisition Corp. and Leading Partners Limited
10.1	SPAC Shareholder Support Agreement dated as of August 15, 2024
10.2	Company Shareholder Support Agreement dated as of August 15, 2024
10.3	Form of Lockup Agreement
10.4	Form of Registration Rights Agreement
99.1	Press Release dated August 15, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. HAIA agrees to furnish supplementally a copy of any omitted exhibit and schedule to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Dated: August 15, 2024	By:	/s/ Jiande Chen
Name: Jiande Chen
Title: Chief Executive Officer

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